                                                                     Exhibit 4.1

                                                                  EXECUTION COPY


================================================================================



                            SERIES 2002-1 SUPPLEMENT
                          Dated as of January 31, 2002

                                     to the

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT
                            Dated as of June 1, 1995,
                   as Amended and Restated as of July 1, 2000




                             ---------------------

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1


                             ---------------------

                                      among

                               NATIONAL CITY BANK,
                             as Seller and Servicer,

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee




================================================================================





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                                TABLE OF CONTENTS
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                                                     ARTICLE I

                                    CREATION OF THE SERIES 2002-1 CERTIFICATES


Section 1.01.         Designation................................................................................1


                                                    ARTICLE II

                                                    DEFINITIONS


Section 2.01.         Definitions................................................................................2


                                                    ARTICLE III

                                               SERVICER AND TRUSTEE


Section 3.01.         Servicing Compensation....................................................................16


                                                    ARTICLE IV

                               RIGHTS OF SERIES 2002-1 INVESTOR CERTIFICATEHOLDERS AND
                                      ALLOCATION AND APPLICATION OF COLLECTIONS


Section 4.01.         Collections and Allocations...............................................................17

Section 4.02.         Determination of Monthly Interest.........................................................19

Section 4.03.         Determination of Monthly Principal........................................................20

Section 4.04.         Required Amount...........................................................................21

Section 4.05.         Application of Class A Available Funds, Class B Available Funds,
                      Collateral Available Funds and Available Principal Collections............................22

Section 4.06.         Defaulted Amounts; Investor Charge-Offs...................................................24

Section 4.07.         Excess Spread; Excess Finance Charge Collections..........................................26

Section 4.08.         Reallocated Principal Collections.........................................................27

Section 4.09.         Excess Finance Charge Collections.........................................................28

Section 4.10.         Shared Principal Collections..............................................................29

Section 4.11.         Principal Funding Account.................................................................29

Section 4.12.         Reserve Account...........................................................................30

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Section 4.13.         Determination of LIBOR....................................................................32


                                                     ARTICLE V

                                    DISTRIBUTIONS AND REPORTS TO SERIES 2002-1 INVESTOR
                                                     CERTIFICATEHOLDERS


Section 5.01.         Distributions.............................................................................33

Section 5.02.         Reports and Statements....................................................................34


                                                    ARTICLE VI

                                                  PAY OUT EVENTS


Section 6.01.         Additional Pay Out Events.................................................................35


                                                    ARTICLE VII

                                      OPTIONAL REPURCHASE; SERIES TERMINATION


Section 7.01.         Optional Repurchase.......................................................................36

Section 7.02.         Series Termination........................................................................36


                                                   ARTICLE VIII

                                                FINAL DISTRIBUTIONS


Section 8.01.         Sale of Receivables or Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the
                      Agreement and Section 7.01 or 7.02 of this Supplement.....................................37

Section 8.02.         Distribution of Proceeds of Sale, Disposition or Liquidation of the Receivables pursuant to
                      Section 9.02 of the Agreement.............................................................38


                                                    ARTICLE IX

                                             MISCELLANEOUS PROVISIONS


Section 9.01.         Ratification of Agreement.................................................................40
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Section 9.02.         Counterparts..............................................................................40

Section 9.03.         Governing Law.............................................................................40

Section 9.04.         Certain Tax Related Amendments............................................................40

Section 9.05.         Transfers of the Collateral Interest......................................................40

Section 9.06.         Uncertificated Securities.................................................................41

Section 9.07.         Legends; Transfer and Exchange; Restrictions on Transfer of Class B Certificates..........41

Section 9.08.         Certain Accounting Related Amendments.....................................................42

Section 9.09.         Additional Representations and Warranties of the Seller...................................42

Section 9.10.         Determination of Material Adverse Effect..................................................43
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                                     -iii-

                                    EXHIBITS

         EXHIBIT A-1         -      Form of Class A Certificate

         EXHIBIT A-2         -      Form of Class B Certificate

         EXHIBIT B           -      Form of Monthly Payment Instructions and
                                    Notification to the Trustee

         EXHIBIT C           -      Form of Monthly Certificateholders'
                                    Statement

         EXHIBIT D           -      Form of Monthly Servicer's Certificate

         EXHIBIT E           -      Form of Investment Letter

         THIS SERIES 2002-1 SUPPLEMENT, dated as of January 31, 2002 (the "SUPPLEMENT"), is hereby executed by and among NATIONAL CITY BANK, a national banking association, as Seller and Servicer, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, as amended and restated as of July 1, 2000, and as further amended by the First Amendment to the Pooling and Servicing Agreement, dated as of May 24, 2001 (as may be amended or supplemented thereafter, the "AGREEMENT"), among the Seller, the Servicer and the Trustee, the Seller has created the National City Credit Card Master Trust (the "TRUST"). SECTION 6.03 of the Agreement provides that the Seller may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

         Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                   ARTICLE I

                   CREATION OF THE SERIES 2002-1 CERTIFICATES

Section 1.01.     DESIGNATION.

         (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as the "National City Credit Card Master Trust, Series 2002-1." The Series 2002-1 Certificates shall be issued in two Classes, the first of which shall be known as the "Class A Floating Rate Asset Backed Certificates, Series 2002-1" and the second of which shall be known as the "Class B Floating Rate Asset Backed Certificates, Series 2002-1." The Class A Certificates and the Class B Certificates shall be substantially in the form of EXHIBITS A-1 and A-2 hereto, respectively. In addition, there is hereby created a third Class of an uncertificated interest in the Trust which shall be deemed to be an "Investor Certificate" for all purposes under the Agreement and this Supplement, except as expressly provided herein, and which shall be known as the Collateral Interest, Series 2002-1 (the "COLLATERAL INTEREST").

         (b) Series 2002-1 shall be included in Group One (as defined below). Series 2002-1 shall not be subordinated to any other Series.

         (c) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date as agreed to by the Seller and the Collateral Interest Holder. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of ARTICLE VI and ARTICLE XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and the opinion described in clauses (a) and (c) of the definition of Tax Opinion in SECTION 1.01 of the Agreement shall not be applicable to the Collateral Interest, and (ii) the provisions of SECTION 3.07 of the Agreement shall not apply to cause the Collateral Interest to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Seller intends and, together with the Collateral Interest Holder, agrees to treat the Collateral Interest for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

         (d) Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 2002-1 shall be the March 2002 Distribution Date and the first Monthly Period shall be the period from the Closing Date until February 28, 2002.

                                   ARTICLE II

                                   DEFINITIONS

         Section 2.01. DEFINITIONS.

         (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

         "ACCUMULATION PERIOD" shall mean, solely for the purposes of determining the aggregate amount available to be treated as Shared Principal Collections, as such term is defined in each Supplement relating to Group One, the Controlled Accumulation Period.

         "ACCUMULATION PERIOD FACTOR" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series, and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts of all outstanding Series (other than Series 2002-1) which are not expected to be in their revolving periods, and (c) the initial invested amounts of all other outstanding Series which are not allocating Shared Principal Collections to other Series and are in their revolving periods; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

         "ACCUMULATION PERIOD LENGTH" shall have the meaning assigned such term in SECTION 4.05(g).

         "ACCUMULATION SHORTFALL" shall initially mean zero and shall thereafter mean, with respect to any Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Distribution Date over the amount deposited into the Principal Funding Account pursuant to SECTIONS 4.05(e)(i), 4.05(e)(ii) and 4.05(e)(iii) with respect to the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively, for the previous Distribution Date.

         "ADDITIONAL INTEREST" shall mean, with respect to any Distribution Date, the Class A Additional Interest and the Class B Additional Interest for such Distribution Date.

         "ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A Adjusted Invested Amount and (b) the Class B Adjusted Invested Amount and (c) the Collateral Adjusted Invested Amount.

         "ASSIGNEE" shall have the meaning specified in SECTION 9.05(a).

         "AVAILABLE PRINCIPAL COLLECTIONS" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a)(i) an amount equal to the Principal Allocation Percentage of all Collections in respect of Principal Receivables received during such Monthly Period minus (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to SECTION 4.08 are required to fund the Class A Required Amount and the Class B Required Amount for the related Distribution Date, (b) any Shared Principal Collections with respect to other Series that are allocated to Series 2002-1 in accordance with SECTION 4.04 of the Agreement and SECTION 4.10 hereof, and (c) any other amounts which pursuant to ARTICLE IV hereof are to be treated as Available Principal Collections with respect to the related Distribution Date.

         "AVAILABLE RESERVE ACCOUNT AMOUNT" shall mean, with respect to any Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to SECTION 4.12(b) on such date, but before giving effect to any deposit made or to be made pursuant to SECTION 4.07(i) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

         "BASE RATE" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Collateral Minimum Monthly Interest and the Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

         "CLASS A ACCOUNT PERCENTAGE" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the Record Date preceding the related Distribution Date and the denominator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal and Class B Monthly Principal as of the Record Date preceding the related Distribution Date.

         "CLASS A ADDITIONAL INTEREST" shall have the meaning specified in
SECTION 4.02(a).

         "CLASS A ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount minus the funds on deposit in the Principal Funding Account (in an amount not to exceed the Class A Invested Amount) on such date of determination.

         "CLASS A AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Percentage of the Collections of Finance Charge Receivables received during such Monthly Period (less Servicer Interchange with respect to such Monthly Period) and allocated to Series 2002-1 (including any amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), (b) an amount equal to the product of (i) the Class A Account Percentage and (ii) the Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Class A Available Funds pursuant to SECTIONS 4.12(b) and 4.12(d)(i).

         "CLASS A CERTIFICATE RATE" shall mean, with respect to the Class A Certificates, for the period from and including the Closing Date through but excluding February 15, 2002, and for the period from and including February 15, 2002 through but excluding March 15, 2002, and for each Interest Period thereafter, a per annum rate of 0.14% above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

         "CLASS A CERTIFICATEHOLDER" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

         "CLASS A CERTIFICATES" shall mean any one of the Certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of EXHIBIT A-1.

         "CLASS A FLOATING PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Adjusted Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Invested Amount as of the close of business on such day; provided, however, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

         "CLASS A INITIAL INVESTED AMOUNT" shall mean $371,875,000.

         "CLASS A INTEREST SHORTFALL" shall have the meaning specified in
SECTION 4.02(a).

         "CLASS A INVESTED AMOUNT" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to SECTION 4.06(a) prior to such date; provided, however, that the Class A Invested Amount may not be reduced below zero.

         "CLASS A INVESTOR CHARGE-OFFS" shall have the meaning specified in
SECTION 4.06(a).

         "CLASS A INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

         "CLASS A MONTHLY INTEREST" shall have the meaning specified in SECTION 4.02(a).

         "CLASS A MONTHLY PRINCIPAL" shall have the meaning specified in SECTION 4.03(a).

         "CLASS A PENALTY RATE" shall mean the sum of the Class A Certificate Rate and 2.00% per annum.

         "CLASS A PRINCIPAL PERCENTAGE" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and
(ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Class A Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and denominator of which is the Initial Invested Amount.

         "CLASS A REQUIRED AMOUNT" shall have the meaning specified in SECTION 4.04(a).

         "CLASS A SERVICING FEE" shall have the meaning specified in SECTION
3.01.

         "CLASS B ACCOUNT PERCENTAGE" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the Record Date preceding the related Distribution Date and the denominator of which is the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal and Class B Monthly Principal as of the Record Date preceding the related Distribution Date.

         "CLASS B ADDITIONAL INTEREST" shall have the meaning specified in
SECTION 4.02(b).

         "CLASS B ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class B Invested Amount minus the excess, if any, of the Principal Funding Account Balance over the Class A Invested Amount on such date of determination (such excess not to exceed the Class B Invested Amount).

         "CLASS B AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class B Floating Percentage of the Collections of Finance Charge Receivables received during such Monthly Period (less Servicer Interchange with respect to such Monthly Period) and allocated to Series 2002-1 (including any amounts that are to be treated as Collections of Finance Receivables in accordance with the Agreement), (b) an amount equal to the product of (i) the Class B Account Percentage and (ii) the Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date and
(c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Class B Available Funds pursuant to SECTION 4.12(d)(ii).

         "CLASS B CERTIFICATE RATE" shall mean, with respect to the Class B Certificates, for the period from and including the Closing Date through but excluding February 15, 2002, and for the period from and including February 15, 2002 through but excluding March 15, 2002, and for each Interest Period thereafter, a per annum rate of 0.50% above LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

         "CLASS B CERTIFICATEHOLDER" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

         "CLASS B CERTIFICATES" shall mean any one of the Certificates executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of EXHIBIT A-2.

         "CLASS B FLOATING PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of the close of business on such day; provided, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

         "CLASS B INITIAL INVESTED AMOUNT" shall mean $25,500,000.

         "CLASS B INTEREST SHORTFALL" shall have the meaning specified in
SECTION 4.02(b).

         "CLASS B INVESTED AMOUNT" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders on or prior to such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the amount of Reallocated Class B Principal Collections allocated on all prior Distribution Dates pursuant to
SECTION 4.08(a) for which the Collateral Invested Amount has not been reduced, minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to SECTION 4.06(a) and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to SECTION 4.07(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Class B Invested Amount may not be reduced below zero.

         "CLASS B INVESTOR CHARGE-OFFS" shall have the meaning specified in
SECTION 4.06(b).

         "CLASS B INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

         "CLASS B MONTHLY INTEREST" shall have the meaning specified in SECTION 4.02(b).

         "CLASS B MONTHLY PRINCIPAL" shall have the meaning specified in SECTION 4.03(b).

         "CLASS B PENALTY RATE" shall mean the sum of the Class B Certificate Rate and 2.00% per annum.

         "CLASS B PRINCIPAL COMMENCEMENT DATE" shall mean the earlier to occur of (i) the Distribution Date on which an amount equal to the Class A Invested Amount has been deposited in the Principal Funding Account (after taking into account any deposits to be made on such Distribution Date) and (ii) the Distribution Date on which the Class A Invested Amount is paid in full.

         "CLASS B PRINCIPAL PERCENTAGE" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and
(ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Class B Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

         "CLASS B REQUIRED AMOUNT" shall have the meaning specified in SECTION 4.04(b).

         "CLASS B SERVICING FEE" shall have the meaning specified in SECTION
3.01.

         "CLOSING DATE" shall mean January 31, 2002.

         "COLLATERAL" shall have the meaning specified in Section 9.09.

         "COLLATERAL ADJUSTED INVESTED AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Collateral Invested Amount minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Invested Amount and the Class B Invested Amount on such date of determination (such excess not to exceed the Collateral Invested Amount).

         "COLLATERAL AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the Collateral Floating Percentage of the Collections of Finance Charge Receivables received during such Monthly Period (less Servicer Interchange with respect to such Monthly Period) and allocated to Series 2002-1 (including any amounts that are to be treated as Collections of Finance Receivables in accordance with the Agreement).

         "COLLATERAL CHARGE-OFFS" shall have the meaning specified in SECTION 4.06(c).

         "COLLATERAL DEFAULT AMOUNT" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Collateral Floating Percentage for such Monthly Period.

         "COLLATERAL FLOATING PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Collateral Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of the close of business on such day; provided, however, that with respect to the first Monthly Period, the Collateral Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

         "COLLATERAL INITIAL INVESTED AMOUNT" shall mean $27,625,000.

         "COLLATERAL INTEREST" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive (i) to the extent necessary to make the required payments to the Collateral Interest Holder under this Supplement, the portion of Collections allocable thereto under the Agreement and this Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement, and funds on deposit in the Principal Funding Account or any other Series Account (and any investment earnings thereon, net of investment expenses and losses, if and to the extent specifically provided herein) allocable thereto pursuant to the Agreement and this Supplement and (ii) amounts available for payment to the Collateral Interest Holder pursuant to SECTIONS 4.07(e) and the Spread Account Agreement.

         "COLLATERAL INTEREST HOLDER" shall mean National City Bank, or any other entity so designated in writing by the Seller to the Trustee and any permitted assignee thereof, and shall be deemed to be the registered holder thereof.

         "COLLATERAL INVESTED AMOUNT" shall mean, on any date of determination, an amount equal to (a) the Collateral Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Collateral Interest Holder on or prior to such date, minus (c) the aggregate amount of Collateral Charge-Offs for all prior Distribution Dates, minus (d) the amount of Reallocated Collateral Principal Collections allocated on all prior Distribution Dates pursuant to SECTIONS 4.08(a) and (b), minus (e) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to SECTIONS 4.06(a) and (b) and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to SECTION 4.07(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that the Collateral Invested Amount may not be reduced below zero.

         "COLLATERAL MINIMUM MONTHLY INTEREST" shall have the meaning specified in SECTION 4.02(c).

         "COLLATERAL MINIMUM RATE" shall mean, for any Interest Period, a rate per annum equal to 1.00% in excess of LIBOR, as determined on the related LIBOR Determination Date, or such other rate, as may be specified in an agreement between the Seller and the Collateral Interest Holder, that shall not exceed LIBOR plus 1.50% per annum.

         "COLLATERAL MONTHLY PRINCIPAL" shall have the meaning specified in
SECTION 4.03(c).

         "COLLATERAL PRINCIPAL COMMENCEMENT DATE" shall mean the earlier to occur of (i) the Distribution Date on which an amount equal to the sum of the Class A Invested Amount and the Class B Invested Amount has been deposited in the Principal Funding Account (after taking into account any deposits to be made on such Distribution Date) and (ii) the Distribution Date on which the Class B Invested Amount is paid in full.

         "COLLATERAL PRINCIPAL PERCENTAGE" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and (ii) during the Controlled Accumulation Period or the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however, that with respect to the first Monthly Period, the Collateral Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Collateral Initial Invested Amount and the denominator of which is the Initial Invested Amount.

         "COLLATERAL SERVICING FEE" shall have the meaning specified in SECTION 3.01.

         "CONTROLLED ACCUMULATION AMOUNT" shall mean for any Transfer Date with respect to the Controlled Accumulation Period, $35,416,666.67; provided, however, that if the Accumulation Period Length is determined to be less than twelve months pursuant to SECTION 4.05(g), the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (i) the product of (x) the Initial Invested Amount and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

         "CONTROLLED ACCUMULATION PERIOD" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on December 31, 2005 or such later date as is determined in accordance with SECTION 4.05(g) and ending on the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series Termination Date.

         "CONTROLLED DEPOSIT AMOUNT" shall mean, with respect to any Distribution Date, the sum of (a) the Controlled Accumulation Amount for such Distribution Date and (b) any existing Accumulation Shortfall.

         "COVERED AMOUNT" shall mean an amount, determined as of each Distribution Date with respect to any Interest Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Certificate Rate in effect with respect to such Interest Period, times
(iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class A Monthly Principal as of the Record Date preceding such Distribution Date, plus (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Certificate Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account with respect to Class B Monthly Principal as of the Record Date preceding such Distribution Date.

         "EARLY AMORTIZATION PERIOD" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series 2002-1 is deemed to have occurred, and ending on the first to occur of (a) the payment in full to the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder of the Class A Invested Amount, the Class B Invested Amount and the Collateral Invested Amount, respectively, or (b) the Series Termination Date.

         "EXCESS SPREAD" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to SECTIONS 4.05(a)(iv), 4.05(b)(iii) and 4.05(c)(ii) with respect to such Distribution Date.

         "FINANCE CHARGE SHORTFALL" shall have the meaning specified in SECTION 4.09.

         "FLOATING ALLOCATION PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the preceding Monthly Period and the denominator of which is the greater of (a) the sum of (i) the aggregate amount of Principal Receivables in the Trust as of such day and (ii) the principal amount on deposit in the Special Funding Account as of such day and (b) the sum of the numerators used to calculate the floating allocation percentages for all Series then outstanding; provided, however, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs the denominator in (a)(i) above shall be the average of the amounts referred to in the following clauses (A) and (B) weighted by the number of days in the respective periods referred to in such clauses: (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (B) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

         "GROUP ONE" shall mean Series 2002-1 and each other Series specified in the related Supplement to be included in Group One.

         "HIGHEST INVESTMENT CATEGORY" shall have the meaning specified in
SECTION 2.01(b).

         "INITIAL INVESTED AMOUNT" shall mean $425,000,000.

         "INTEREST PERIOD" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

         "INVESTED AMOUNT" shall mean, as of any date of determination, an amount equal to the sum of (a) the Class A Invested Amount as of such date, (b) the Class B Invested Amount as of such date and (c) the Collateral Invested Amount as of such date.

         "INVESTOR CHARGE-OFFS" shall mean Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Charge-Offs.

         "INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

         "INVESTMENT LETTER" shall have the meaning specified in SECTION
9.05(a).

         "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of SECTION 4.13.

         "LIBOR DETERMINATION DATE" shall mean (i) January 29, 2002 for the period from and including the Closing Date through but excluding February 15, 2002, (ii) February 13, 2002 for the period from and including February 15, 2002 through but excluding March 15, 2002 and (iii) thereafter, the second London Business Day prior to the commencement of each Interest Period.

         "LONDON BUSINESS DAY" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market in London and New York.

         "MONTHLY INTEREST" means, with respect to any Distribution Date, the Class A Monthly Interest, the Class B Monthly Interest and the Collateral Minimum Monthly Interest for such Distribution Date.

         "MONTHLY SERVICING FEE" shall have the meaning specified in SECTION
3.01.

         "MONTHLY TOTAL PERCENTAGE ALLOCATION" shall have the meaning specified in SECTION 4.01(b)(ii).

         "NATIONAL CITY" shall mean National City Bank.

         "NET SERVICING FEE RATE" shall mean the Servicing Fee Rate less the Servicer Interchange Percentage.

         "PERCENTAGE ALLOCATION" shall have the meaning specified in SECTION 4.01(b)(ii).

         "PERMITTED ASSIGNEE" shall mean any Person who, if it were the Collateral Interest Holder or holder of an interest in the Trust, as applicable, would not, alone or in combination with other holders of interests in the Trust, cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes.

         "PORTFOLIO ADJUSTED YIELD" shall mean, with respect to any Transfer Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate from the Portfolio Yield for such Monthly Period.

         "PORTFOLIO YIELD" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) the Floating Allocation Percentage of Collections of Finance Charge Receivables (including any amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), plus (b) the Principal Funding Investment Proceeds deposited into the Collection Account on the Distribution Date related to such Monthly Period, plus (c) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) plus any amounts of interest and earnings described in SECTION 4.12, each deposited into the Collection Account on the Distribution Date relating to such Monthly Period, minus (d) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Invested Amount as of the Closing Date).

         "PRINCIPAL ALLOCATION PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Monthly Period and (b) during the Controlled Accumulation Period or the Early Amortization Period, the Invested Amount as of the last day of the Revolving Period and the denominator of which is the greater of (i) the sum of (A) the aggregate amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period (or, in the case of the First Monthly Period, the Closing Date) and (B) the principal amount on deposit in the Special Funding Account as of such last day and (ii) the sum of the numerators used to calculate the principal allocation percentages for all Series outstanding as of the date as to which such determination is being made; provided, however, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs the denominator in (i)(A) above shall be the average of the amounts referred to in the following clauses (1) and (2) weighted by the number of days in the respective periods referred to in such clauses: (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and
(2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period; and, provided further, that, if after the commencement of the Controlled Accumulation Period or the Early Amortization Period, a Pay Out Event occurs with respect to another Series that was designated in the Supplement therefor as a Series that is a "Paired Series" with respect to Series 2002-1, the Seller may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (I) such numerator is not less than the Invested Amount as of the last day of the Monthly Period preceding such Pay Out Event and (II) the Seller shall have received written notice that the Rating Agency Condition has been satisfied with respect to such designation and shall have delivered copies of each such written notice to the Servicer and the Trustee.

         "PRINCIPAL SHORTFALL" shall have the meaning specified in SECTION 4.10.

         "PRINCIPAL FUNDING ACCOUNT" shall have the meaning set forth in SECTION 4.11(a).

         "PRINCIPAL FUNDING ACCOUNT BALANCE" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

         "PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall mean, with respect to each Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

         "PROSPECTUS" shall mean the prospectus and the prospectus supplement as filed with the Securities and Exchange Commission under Rule 424(b) of the Securities Act relating to the Series 2002-1 Certificates.

         "REALLOCATED CLASS B PRINCIPAL COLLECTIONS" shall mean, with respect to any Distribution Date, Collections of Principal Receivables applied in accordance with SECTION 4.08(a) in an amount not to exceed the product of (a) the Class B Principal Percentage with respect to the Monthly Period relating to such Distribution Date and (b) the Principal Allocation Percentage with respect to the Monthly Period relating to such Distribution Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Distribution Date; provided, however, that such amount shall not exceed the Class B Invested Amount after giving effect to any Class B Investor Charge-Offs for such Distribution Date.

         "REALLOCATED COLLATERAL PRINCIPAL COLLECTIONS" shall mean, with respect to any Distribution Date, Collections of Principal Receivables applied in accordance with SECTIONS 4.08(a) and (b) in an amount not to exceed the product of (a) the Collateral Principal Percentage with respect to the Monthly Period relating to such Distribution Date and (b) the Principal Allocation Percentage with respect to the Monthly Period relating to such Distribution Date and (c) the amount of Collections of Principal Receivables with respect to the Monthly Period relating to such Distribution Date; provided, however, that such amount shall not exceed the Collateral Invested Amount after giving effect to any Collateral Charge-Offs for such Distribution Date.

         "REALLOCATED PRINCIPAL COLLECTIONS" shall mean the sum of (a) Reallocated Class B Principal Collections and (b) Reallocated Collateral Principal Collections.

         "REASSIGNMENT AMOUNT" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2002-1 Certificateholders and the Collateral Interest Holder on a prior Distribution Date, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2002-1 Certificateholders and the Collateral Interest Holder on a prior Distribution Date.

         "REFERENCE BANKS" shall mean the major banks in the London interbank market selected by the Servicer from time to time.

         "REQUIRED ACCUMULATION FACTOR NUMBER" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

         "REQUIRED RESERVE ACCOUNT AMOUNT" shall mean, with respect to any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the outstanding principal balance of the Invested Amount or (b) any other amount designated by the Seller; provided, however, that if such designation is of a lesser amount, the Seller shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2002-1.

         "RESERVE ACCOUNT" shall have the meaning specified in SECTION 4.12(a).

         "RESERVE ACCOUNT FUNDING DATE" shall mean the Distribution Date which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period; (b) the first Distribution Date for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences twelve (12) months prior to the commencement of the Controlled Accumulation Period; (c) the first Distribution Date for which the Portfolio Adjusted Yield is less than 3.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences six (6) months prior to the commencement of the Controlled Accumulation Period; and (d) the first Distribution Date for which the Portfolio Adjusted Yield is less than 4.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences four (4) months prior to the commencement of the Controlled Accumulation Period.

         "RESERVE ACCOUNT SURPLUS" shall mean, as of any Distribution Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

         "RESERVE DRAW AMOUNT" shall mean, with respect to each Distribution Date relating to the Controlled Accumulation Period or the first Distribution Date relating to the Rapid Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.

         "REVOLVING PERIOD" shall mean the period beginning at the close of business on the Closing Date and ending on the earlier of (a) the close of business on December 31, 2005; PROVIDED, that the Controlled Accumulation Period has not been postponed in accordance with Subsection 4.05(g), and (b) the close of business on the day immediately preceding the day the Early Amortization Period commences.

         "SCHEDULED PAYMENT DATE" shall mean the January 2007 Distribution Date.

         "SERIES INVESTED AMOUNT" shall mean the Initial Invested Amount.

         "SERIES TERMINATION DATE" shall mean the date earliest to occur of (a) the day after the Distribution Date on which the Invested Amount is paid in full, (b) the January 2009 Distribution Date or (c) the termination of the Trust pursuant to Section 12.01 of the Agreement.

         "SERIES 2002-1" shall mean the Series of Investor Certificates the terms of which are specified in this Supplement.

         "SERIES 2002-1 CERTIFICATEHOLDER" shall mean a Class A
Certificateholder or a Class B Certificateholder.

         "SERIES 2002-1 CERTIFICATES" shall mean the Class A Certificates and the Class B Certificates.

         "SERVICER INTERCHANGE" means, with respect to any Monthly Period, the lesser of (a) the Floating Allocation Percentage of Interchange deposited in the Collection Account during such Monthly Period and (b) the Servicer Interchange Percentage of the Servicing Base Amount.

         "SERVICER INTERCHANGE PERCENTAGE" shall mean 1.00% per annum.

         "SERVICING BASE AMOUNT" shall have the meaning specified in SECTION
3.01.

         "SERVICING FEE RATE" shall mean 2.00%.

         "SPREAD ACCOUNT AGREEMENT" shall mean the Spread Account Agreement, dated as of January 31, 2002, by and among the Seller, the Servicer and the Trustee, as amended and supplemented from time to time.

         "TELERATE PAGE 3750" shall mean the display page currently so designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "TRANSFER" shall have the meaning specified in SECTION 9.05(a).

         (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 2002-1, Moody's, Standard & Poor's and Fitch. As used in this Supplement and in the Agreement with respect to Series 2002-1, "highest investment category" shall mean (i) in the case of Standard & Poor's, AAA, A-1+, AAAm or AAmG, as applicable, (ii) in the case of Moody's, Aaa or P-1, as applicable and (iii) in the case of Fitch, F-1+ or AAA, as applicable.

         (c) Each capitalized term defined herein shall relate to the Series 2002-1 Certificates and no other Series of Certificates issued by the Trust. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

         (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

                                  ARTICLE III

                              SERVICER AND TRUSTEE

         Section 3.01. SERVICING COMPENSATION. The share of the Servicing Fee allocable to Series 2002-1 with respect to any Distribution Date shall be paid from Servicer Interchange and the Monthly Servicing Fee. The "MONTHLY SERVICING FEE" shall be equal to one-twelfth of the excess of (x) the product of (a) the Servicing Fee Rate and (b) (i) the Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Floating Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "SERVICING BASE AMOUNT") over (y) the product of the Servicer Interchange Percentage and the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be $365,972.00. The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "CLASS A SERVICING FEE") shall be equal to one-twelfth of the product of (A) the Class A Floating Percentage, (B) the Net Servicing Fee Rate and (C) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date the Class A Servicing Fee shall be $320,226.00. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "CLASS B SERVICING FEE") shall be equal to one-twelfth of the product of (1) the Class B Floating Percentage, (2) the Net Servicing Fee Rate and (3) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class B Servicing Fee shall be $21,958.00. The share of the Monthly Servicing Fee allocable to the Collateral Interest Holder with respect to any Distribution Date (the "COLLATERAL SERVICING FEE") shall be equal to one-twelfth of the product of (1) the Collateral Floating Percentage, (2) the Net Servicing Fee Rate and (3) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Collateral Servicing Fee shall be $23,788.00. On each Distribution Date, prior to making any other withdrawals from the Collection Account, the Servicer shall apply, or shall instruct the Trustee to apply, amounts on deposit in the Collection Account with respect to the related Monthly Period, up to the amount of Servicer Interchange for such Monthly Period, to the Servicer in partial payment of the Series 2002-1 share of the Servicing Fee. The remainder of the Servicing Fee shall be paid by the Holder of the Seller Certificate or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee, the Series 2002-1 Certificateholders or the Collateral Interest Holder be liable for the share of the Servicing Fee to be paid by the Holder of the Seller Certificate or the Certificateholders of any other Series. The (I) Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to SECTION 4.05(a)(ii), 4.07(a) or 4.08(a), (ii) the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to SECTION 4.05(b)(ii), 4.07(c) or 4.08(b), and (iii) the Collateral Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to SECTION 4.05(c)(i) or 4.07(f).

                                   ARTICLE IV

               RIGHTS OF SERIES 2002-1 INVESTOR CERTIFICATEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

         Section 4.01. COLLECTIONS AND ALLOCATIONS. The Servicer will apply, or will instruct the Trustee to apply, all Collections and other funds on deposit in the Collection Account that are allocable to Series 2002-1 as follows:

         (a) ALLOCATIONS DURING THE REVOLVING PERIOD. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to Series 2002-1, the Certificateholders of other Series or the Holder of the Seller Interest the following amounts as set forth below:

                  (i) Allocate to Series 2002-1 and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date.

                  (ii) (A) An amount equal to the Class A Principal Percentage of the product of (1) the Principal Allocation Percentage on such date and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such date shall be first, if any other Principal Sharing Series is outstanding and in its Amortization Period or Accumulation Period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holder of the Seller Interest; provided, however, that the amount to be paid to the Holder of the Seller Interest pursuant to this SECTION 4.01(a)(ii) with respect to any date shall be paid to the Holder of the Seller Interest only if the Seller Amount on such date is greater than the Required Seller Amount (after giving effect to the inclusion in the Trust of all Principal Receivables created on such date), and, to the extent not so paid, shall be deposited into the Special Funding Account, and (B) allocate to Series 2002-1 and retain in the Collection Account an amount equal to the sum of (x) the Class B Principal Percentage of the product of (1) the Principal Allocation Percentage on such date and (2) the aggregate amount of such Collections processed in respect of Principal

         Receivables on such date and (y) the Collateral Principal Percentage of the product of (1) the Principal Allocation Percentage on such date and
         (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such date.

         (b) ALLOCATIONS DURING THE CONTROLLED ACCUMULATION PERIOD. During the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to Series 2002-1, the Certificateholders of other Series or the Holder of the Seller Interest the following amounts as set forth below:

                  (i) Allocate to Series 2002-1 and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date.

                  (ii) (A) Allocate to Series 2002-1 and retain in the Collection Account an amount, if any, equal to the Class A Principal Percentage of the product of (1) the Principal Allocation Percentage on such date and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such date (for any such date, a "PERCENTAGE ALLOCATION"); provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period (the "MONTHLY TOTAL PERCENTAGE ALLOCATION") exceeds the Controlled Deposit Amount for such Monthly Period, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its Amortization Period or Accumulation Period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holder of the Seller Interest only if the Seller Amount on such date is greater than the Required Seller Amount (after giving effect to the inclusion in the Trust of all Principal Receivables created on such date) and, to the extent not so paid, shall be deposited into the Special Funding Account, and (B) allocate to Series 2002-1 and retain in the Collection Account an amount equal to the sum of (x) the Class B Principal Percentage of the product of (1) the Principal Allocation Percentage on such date and (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such date and (y) the Collateral Principal Percentage of the product of (1) the Principal Allocation Percentage on such date and
         (2) the aggregate amount of such Collections processed in respect of Principal Receivables on such date.

         (c) ALLOCATIONS DURING THE EARLY AMORTIZATION PERIOD. During the Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to Series 2002-1, the Certificateholders of other series or the Holder of the Seller Interest the following amounts as set forth below:

                  (i) Allocate to Series 2002-1 and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such date.

                  (ii) Allocate to Series 2002-1 and retain in the Collection Account an amount equal to the product of (A) the Principal Allocation Percentage on such date and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such date; provided, however, that after the date on which an amount of such Collections equal to the Invested Amount has been deposited into the Collection Account and allocated to Series 2002-1, the amount determined in accordance with this subparagraph (ii) shall be first, if any other Principal Sharing Series is outstanding and in its Amortization Period or Accumulation Period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Holder of the Seller Interest only if the Seller Amount on such date is greater than the Required Seller Amount (after giving effect to the inclusion in the Trust of all Principal Receivables created on or prior to such date), and if the Seller Amount does not exceed the Required Seller Amount on such date, such excess shall be deposited into the Special Funding Account.

         Section 4.02. DETERMINATION OF MONTHLY INTEREST.

         (a) The amount of monthly interest ("CLASS A MONTHLY INTEREST") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate and (ii) the outstanding principal amount of the Class A Certificates as of the close of business on the last day of the preceding Monthly Period.

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "CLASS A INTEREST SHORTFALL"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("CLASS A ADDITIONAL INTEREST") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Penalty Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

         (b) The amount of monthly interest ("CLASS B MONTHLY INTEREST") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate and (ii) the outstanding principal amount of the Class B Certificates as of the close of business on the last day of the preceding Monthly Period.

         On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "CLASS B INTEREST SHORTFALL"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("CLASS B ADDITIONAL INTEREST") equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Penalty Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

         (c) The amount of monthly interest ("COLLATERAL MINIMUM MONTHLY INTEREST") distributable from the Collection Account with respect to the Collateral Interest on any Distribution Date shall be an amount equal to product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Collateral Minimum Rate, and (ii) the Collateral Interest Initial Amount less the aggregate amount distributed to the Collateral Interest Holder with respect to the Collateral Monthly Principal for all prior Distribution Dates.

         Section 4.03. DETERMINATION OF MONTHLY PRINCIPAL.

         (a) The amount of monthly principal ("CLASS A MONTHLY PRINCIPAL") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the first to occur of (i) the first Distribution Date with respect to an Early Amortization Period, if any, and (ii) the first Distribution Date with respect to the Controlled Accumulation Period, shall be equal to the least of (A) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (B) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (C) the Class A Adjusted Invested Amount on such Distribution Date (without taking into account any deposit into the Principal Funding Account on the related Transfer Date).

         (b) The amount of monthly principal ("CLASS B MONTHLY PRINCIPAL") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Commencement Date, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date (minus the Class A Monthly Principal with respect to such Distribution Date) and (iii) the Class B Adjusted Invested Amount on such Distribution Date (without taking into account any deposit into the Principal Funding Account on the related Transfer Date).

         (c) The amount of monthly principal ("COLLATERAL MONTHLY PRINCIPAL") distributable from the Collection Account with respect to the Collateral Interest on each Distribution Date, beginning with the Collateral Principal Commencement Date, shall be equal to the least of (i) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Transfer Date), (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date (minus the Class A Monthly Principal and Class B Monthly Principal with respect to such Distribution Date) and (iii) the Collateral Adjusted Invested Amount on such Distribution Date (without taking into account any deposit into the Principal Funding Account on the related Transfer Date).

         Section 4.04. REQUIRED AMOUNT.

         (a) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "CLASS A REQUIRED AMOUNT"), if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Servicing Fee for such Distribution Date, (v) any Class A Servicing Fee previously due but not paid to the Servicer, and (vi) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b) the Class A Available Funds.

         (b) With respect to each Distribution Date, on the related Determination Date, the Servicer shall also determine the amount (the "CLASS B REQUIRED AMOUNT"), if any, equal to the sum of (i) the amount, if any, by which the sum of (A) the Class B Monthly Interest for such Distribution Date, (B) the Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (C) any Class B Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (D) the Class B Servicing Fee for such Distribution Date, (E) any Class B Servicing Fee previously due but not paid to the Servicer, exceeds the Class B Available Funds, plus (ii) the Class B Investor Default Amount, if any, for the prior Monthly Period.

         (c) If the sum of the Class A Required Amount and the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on the date of computation. In the event that the Class A Required Amount for such Distribution Date is greater than zero, all or a portion of the Excess Spread and the Excess Finance Charge Collections allocable to Series 2002-1 with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to SECTION 4.07(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and the amount of Excess Finance Charge Collections allocable to Series 2002-1 with respect to the related Monthly Period, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to SECTION 4.08(a). In the event that the Class B

Required Amount for such Distribution Date is greater than zero, the amount of Excess Spread and Excess Finance Charge Collections available to fund such amount with respect to the related Monthly Period in an amount equal to the Class B Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to SECTION 4.07(c). In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and the amount of Excess Finance Charge Collections available to fund the Class B Required Amount with respect to the related Monthly Period, all or a portion of the Reallocated Collateral Principal Collections (minus any Reallocated Collateral Principal Collections applied to cover the Class A Required Amount) with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to SECTION 4.08(b); provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

         Section 4.05. APPLICATION OF CLASS A AVAILABLE FUNDS, CLASS B AVAILABLE FUNDS, COLLATERAL AVAILABLE FUNDS AND AVAILABLE PRINCIPAL COLLECTIONS. The Servicer shall apply, or shall cause the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, Collateral Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

         (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

                  (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

                  (ii) an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount or any portion thereof has been netted against deposits to the Collection Account in accordance with SECTION 4.03 of the Agreement);

                  (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date; and

                  (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in SECTION 4.07.

                  (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

                  (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

                  (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount or any portion thereof has been netted against deposits to the Collection Account in accordance with SECTION 4.03 of the Agreement); and

                  (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in SECTION 4.07.

                  (c) On each Distribution Date, an amount equal to the Collateral Available Funds with respect to such Distribution Date will be distributed in the following priority:

                  (i) if the Seller or The Bank of New York is no longer the Servicer, an amount equal to the Collateral Servicing Fee for such Distribution Date, plus the amount of any Collateral Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with SECTION 4.03 of the Agreement); and

                  (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in SECTION 4.07.

                  (d) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be treated as Shared Principal Collections and applied in accordance with SECTION 4.04 of the Agreement.

                  (e) On each Distribution Date with respect to the Controlled Accumulation Period or an Early Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period will be distributed in the following priority:

                  (i) an amount equal to Class A Monthly Principal for such Distribution Date, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Early Amortization Period, distributed to the Paying Agent for payment to the Class A Certificateholders;

                  (ii) for each Distribution Date beginning on the Class B Principal Commencement Date, an amount equal to Class B Monthly Principal for such Distribution Date, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Early Amortization Period, distributed to the Paying Agent for payment to the Class B Certificateholders; and

                  (iii) for each Distribution Date beginning on the Collateral Principal Commencement Date, an amount equal to Collateral Monthly Principal for such Distribution Date, shall be (A) during the Controlled Accumulation Period, deposited into the Principal Funding Account, and (B) during the Early Amortization Period, distributed to the Paying Agent for payment to the Collateral Interest Holder; and

                  (iv) for each Distribution Date, after giving effect to paragraphs (i), (ii) and (iii) above, an amount equal to the balance, if any, of such Available Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with SECTION 4.04 of the Agreement.

                  (f) On the earlier to occur of (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Scheduled Payment Date, an amount equal to the aggregate amount on deposit in the Principal Funding Account will be distributed in the following priority:

                  (i) an amount equal to the aggregate amount deposited into the Principal Funding Account pursuant to SECTION 4.05(e)(i) shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

                  (ii) an amount equal to the aggregate amount deposited into the Principal Funding Account pursuant to SECTION 4.05(e)(ii) shall be distributed to the Paying Agent for payment to the Class B Certificateholders; and

                  (iii) an amount equal to the aggregate amount deposited into the Principal Funding Account pursuant to SECTION 4.05(e)(iii) shall be distributed to the Paying Agent for payment to the Collateral Interest Holder.

                  (g) The Controlled Accumulation Period is scheduled to commence at the close of business on December 31, 2005; provided, however, that, if the Accumulation Period Length (determined as described below) is less than twelve months, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the month that is the number of whole months prior to the Scheduled Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the December 2005 Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "ACCUMULATION PERIOD LENGTH" which will equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one month; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

         Section 4.06. DEFAULTED AMOUNTS; INVESTOR CHARGE-OFFS.

         (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (i) the amount of Reallocated Principal Collections with respect to such Monthly Period and (ii) the amount of Excess Spread and the Excess Finance Charge Collections allocable to Series 2002-1 with respect to such Monthly Period, the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class A Investor Default Amount and the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Class B Invested Amount and the Collateral Invested Amount for such Distribution Date (a "CLASS A INVESTOR CHARGE-OFF"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to SECTION 4.07(b).

         (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for the related Monthly Period exceeds the amount of Excess Spread and Excess Finance Charge Collections with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to SECTION 4.07(c), the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) will be reduced by the amount of such excess, but not by more than the lesser of the Class B Investor Default Amount and the Collateral Invested Amount (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such Distribution Date) for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class B Invested Amount (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Distribution Date (a "CLASS B INVESTOR CHARGE-OFF"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to SECTION 4.07(d).

         (c) On each Determination Date, the Servicer shall calculate the Collateral Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Collateral Default Amount for the related Monthly Period exceeds the amount of Excess Spread and Excess Finance Charge Collections with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to SECTION 4.07(g), the Collateral Invested Amount shall be reduced by the amount of such excess, but not by more than the Collateral Default Amount for such Distribution Date (a "COLLATERAL CHARGE-OFF"). Collateral Charge-Offs shall thereafter be reimbursed and the Collateral Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Collateral Charge-Offs) on any Distribution Date by the amount of Excess Spread and Excess Finance Charge Collections allocated and available for that purpose pursuant to SECTION 4.07(h).

         (d) If on any Distribution Date Reallocated Class B Principal Collections for such Distribution Date are applied pursuant to SECTION 4.08(a), the Class B Invested Amount shall be reduced by the amount of such Reallocated Class B Principal Collections.

         (e) If on any Distribution Date Reallocated Collateral Principal Collections for such Distribution Date are applied pursuant to SECTION 4.08(a) or SECTION 4.08(b), the Collateral Invested Amount shall be reduced by the amount of such Reallocated Collateral Principal Collections.

         Section 4.07. EXCESS SPREAD; EXCESS FINANCE CHARGE COLLECTIONS. The Servicer shall apply, or shall cause the Trustee to apply, on each Distribution Date, Excess Spread and Excess Finance Charge Collections allocated to Series 2002-1 with respect to the related Monthly Period, to make the following distributions in the following order of priority:

         (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to SECTIONS 4.05(a)(i), (ii) and (iii); provided, however, that in the event the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 2002-1, such Excess Spread and Excess Finance Charge Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to SECTION 4.05(a)(i), second to pay the Class A Servicing Fee plus the amount of any past due but not distributed Class A Servicing Fees pursuant to SECTION 4.05(a)(ii) and third to pay the Class A Investor Default Amount for such Distribution Date pursuant to SECTION 4.05(a)(iii);

         (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in SECTION 4.06(a) (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to SECTION 4.06(a)) shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to SECTIONS 4.05(b)(i) and then (ii) and any Class B Investor Default Amount; provided, however, that in the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Excess Finance Charge Collections allocated and available to fund such amount, such Excess Spread and Excess Finance Charge Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to SECTION 4.05(b)(i), second to pay the Class B Servicing Fee pursuant to
SECTION 4.05(b)(ii) and third, in an amount equal to the Class B Investor Default Amount for such Distribution Date, to be treated as a portion of Available Principal Collections for such Distribution Date;

         (d) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" in SECTION 2.01 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (e) an amount equal to the Collateral Minimum Monthly Interest plus the amount of any past due Collateral Minimum Monthly Interest for such Distribution Date shall be distributed to the Paying Agent for payment to the Collateral Interest Holder;

         (f) an amount equal to any Collateral Servicing Fees due but not paid to the Servicer either on such Distribution Date or a prior Distribution Date shall be paid to the Servicer;

         (g) an amount equal to the Collateral Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (h) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Collateral Invested Amount" in SECTION 2.01 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

         (i) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in SECTION 4.12(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

         (j) an amount equal to the amounts required to be deposited in the Spread Account pursuant to the Spread Account Agreement shall be deposited into the Spread Account as provided in the Spread Account Agreement; and

         (k) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (j) above will constitute Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One or to the Seller as described in Section
4.05 of the Agreement.

         Section 4.08. REALLOCATED PRINCIPAL COLLECTIONS. The Servicer shall apply, or shall cause the Trustee to apply, on each Distribution Date, Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with SECTIONS 4.08(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with SECTION 4.08(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Distribution Date, to make the following distributions in the following order of priority:

         (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 2002-1 with respect to the related Monthly Period, shall be distributed by the Trustee to fund any deficiency pursuant to SECTIONS 4.05(a)(i), (ii) and (iii); provided that if the Class A Required Amount for such Distribution Date exceeds the sum of (1) the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 2002-1 and (2) the amount of Reallocated Principal Collections for such Distribution Date, then (I) such Excess Spread and Excess Finance Charge Collections allocated to Series 2002-1 and (II) Reallocated Principal Collections shall be applied first to pay amounts due with respect to such Distribution Date pursuant to SECTION 4.05(a)(i), second to pay the Class A Servicing Fee pursuant to SECTION 4.05(a)(ii) and third to pay the Class A Investor Default Amount for such Distribution Date pursuant to SECTION 4.05(a)(iii);

         (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread and Excess Finance Charge Collections allocated and available to fund such amount, such Excess Spread and Excess Finance Charge Collections, shall be distributed by the Trustee to fund any deficiency pursuant to SECTIONS 4.05(b)(i) and (ii) and, in an amount equal to the Class B Investor Default Amount for such Distribution Date, to be treated as a portion of Available Principal Collections for such Distribution Date; provided that if the Class B Required Amount for such Distribution Date exceeds the sum of (1) the amount of Excess Spread and Excess Finance Charge Collections allocated and available to fund such amount and (2) the amount of Reallocated Collateral Principal Collections available after funding the Class A Required Amount for such Distribution Date, the (I) such amount of Excess Spread and Excess Finance Charge Collections allocated and available to fund such amount and (2) such amount of Reallocated Collateral Principal Collections available after funding the Class A Required Amount for such Distribution Date shall be applied first to pay amounts due with respect to such Distribution Date pursuant to SECTION 4.05(b)(i), second to pay the Class B Servicing Fee pursuant to SECTION 4.05(b)(ii) and third to pay the Class B Investor Default Amount for such Distribution Date pursuant to SECTION 4.07(c); and

         (c) the balance, if any, shall be treated as a portion of Available Principal Collections for such Distribution Date.

         Section 4.09. EXCESS FINANCE CHARGE COLLECTIONS. Series 2002-1 shall be included in Group One. Subject to SECTION 4.05 of the Agreement, Excess Finance Charge Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 2002-1 in an amount equal to the product of (a) the aggregate amount of Excess Finance Charge Collections with respect to all the Series in Group One for such Distribution Date and (b) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2002-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Series in Group One for such Distribution Date. The "FINANCE CHARGE SHORTFALL" for Series 2002-1 for any Distribution Date will be equal to the excess, if any, of (i) the full amount required to be paid, without duplication, pursuant to SECTIONS 4.05(a), 4.05(b), 4.05(c) and 4.07 (other than clause (k) thereof) on such Distribution Date over
(ii) the Floating Allocation Percentage of Collections of Finance Charge Receivables with respect to the related Monthly Period (including any amounts that are to be treated as Collections of Finance Charge Receivables (less the Servicer Interchange for such Monthly Period) in accordance with the Agreement).

         Section 4.10. SHARED PRINCIPAL COLLECTIONS. Subject to SECTION 4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2002-1 in an amount equal to the product of (a) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (b) a fraction, the numerator of which is the Principal Shortfall for Series 2002-1 for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The "PRINCIPAL SHORTFALL" for Series 2002-1 will be equal to (i) for any Distribution Date with respect to the Revolving Period, zero, (ii) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of, prior to the date on which the Series 2002-1 Certificates are paid in full, the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (iii) for any Distribution Date with respect to an Early Amortization Period, the excess, if any, of the Invested Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

         Section 4.11. PRINCIPAL FUNDING ACCOUNT.

         (a) The Servicer shall establish, in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2002-1 Certificateholders and the Collateral Interest Holder, as their interests appear herein, a "PRINCIPAL FUNDING ACCOUNT" which shall be an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Certificateholders and the Collateral Interest Holder. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-1 Certificateholders and the Collateral Interest Holder. If at any time the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period, not to exceed thirty calendar days, as to which each Rating Agency shall consent) establish a new Principal Funding Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Principal Funding Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal

Funding Account make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, SECTION 4.05(e).

         (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Distribution Date, after giving effect to any withdrawals from the Principal Funding Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall:

                  (i) hold each Eligible Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                  (ii) maintain possession of each other Eligible Investment not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                  (iii) cause each Eligible Investment described in clause (c) of the definition thereof to be registered in the name of the Trustee by the issuer thereof;

provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

         On each Distribution Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Early Amortization Period, the Trustee, acting at the Servicer's direction given on or before such Distribution Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account for application as Class A Available Funds and Class B Available Funds in accordance with SECTION 4.05.

         Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Supplement.

         Section 4.12. RESERVE ACCOUNT.

         (a) The Servicer shall establish, in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2002-1 Certificateholders and the Collateral Interest Holder, as their interests appear herein, a "RESERVE ACCOUNT" which shall be an Eligible Deposit Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Certificateholders and the Collateral Interest Holder. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-1 Certificateholders and the Collateral Interest Holder. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall, within ten (10) Business Days (or such longer period, not to exceed thirty calendar days, as to which each Rating Agency shall consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, SECTION 4.07(i).

         (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall:

                  (i) hold each Eligible Investment (other than such as are described in clause (c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Trustee that (I) such investment property shall at all times be credited to a securities account of the Trustee, (II) such securities intermediary shall comply with entitlement orders originated by the Trustee without the further consent of any other person or entity, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (V) such agreement shall be governed by the laws of the State of New York;

                  (ii) maintain possession of each other Eligible Investment not described in clause (i) above (other than such as are described in clause (c) of the definition thereof); and

                  (iii) cause each Eligible Investment described in clause (c) of the definition thereof to be registered in the name of the Trustee by the issuer thereof;

provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

         On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve

Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Class A Available Funds for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

         (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under
SECTION 4.07(i) with respect to such Distribution Date.

         (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Collection Account for application in the following priority:

                  (i) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause (a) of the definition of Covered Amount over (y) an amount equal to that portion of the Class A Available Funds computed pursuant to clause (b) of the definition of Class A Available Funds shall be treated as Class A Available Funds to be applied pursuant to SECTION 4.05(a)(i); and

                  (ii) an amount up to the excess, if any, of (x) an amount equal to that portion of the Covered Amount computed pursuant to clause
         (b) of the definition of Covered Amount over (y) an amount equal to that portion of the Class B Available Funds computed pursuant to clause
         (b) of the definition of Class B Available Funds shall be treated as Class B Available Funds to be applied pursuant to SECTION 4.05(b)(i).

         (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, treat as Excess Spread and apply in accordance with subsections 4.07(j) and (k), an amount equal to such Reserve Account Surplus.

         (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to ARTICLE XII of the Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Distribution Date relating to the Early Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Distribution Date with respect to the Early Amortization Period and the Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2002-1 Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and distribute to the Paying Agent for payment to the

Collateral Interest Holder, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

         Section 4.13. DETERMINATION OF LIBOR.

         (a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of the rate for one-month United States dollar deposits that appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that date will be determined on the basis of the rates at which one-month United States dollar deposits are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for such one-month period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for one-month loans in United States dollars to leading European banks for such one-month period.

         (b) The Class A Certificate Rate and the Class B Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 2002-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office.

         (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

         (d) If on a LIBOR Determination Date, the banks selected by the Servicer pursuant to SECTION 4.13(a) are not quoting rates as described above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date.

                                   ARTICLE V

                          DISTRIBUTIONS AND REPORTS TO
                    SERIES 2002-1 INVESTOR CERTIFICATEHOLDERS

         Section 5.01. DISTRIBUTIONS.

         (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in SECTION 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Supplement.

         (b) On the Scheduled Payment Date and on each Distribution Date with respect to the Early Amortization Period, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in SECTION 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this

Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date.

         (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in SECTION 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Supplement.

         (d) On each Distribution Date commencing on the Distribution Date on which the Class A Invested Amount has been paid in full to the Class A Certificateholders, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in SECTION 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date.

         (e) On each Distribution Date, the Paying Agent shall distribute to the Collateral Interest Holder of record on the related Record Date (other than as provided in SECTION 12.02 of the Agreement) the aggregate amount payable to the Collateral Interest Holder pursuant to SECTIONS 4.05(e)(iii), 4.05(f)(iii) and 4.07(e) and pursuant to the Spread Account Agreement.

         (f) The distributions to be made pursuant to this SECTION 5.01 are subject to the provisions of SECTIONS 2.06, 9.02, 10.01 and 12.02 of the Agreement and SECTIONS 8.01 and 8.02 of this Supplement.

         (g) Except as provided in SECTION 12.02 of the Agreement with respect to a final distribution, distributions to Series 2002-1 Certificateholders hereunder shall be made by check mailed to each Series 2002-1 Certificateholder at such Series 2002-1 Certificateholder's address appearing in the Certificate Register without presentation or surrender of any Series 2002-1 Certificate or the making of any notation thereon; provided, however, that with respect to Series 2002-1 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds. Distributions to the Collateral Interest Holder shall be made by wire transfer upon the instructions of the Collateral Interest Holder.

         Section 5.02. REPORTS AND STATEMENTS.

         (a) On each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, each Rating Agency and Collateral Interest Holder, a certificate substantially in the form of EXHIBIT B prepared by the Servicer.

         (b) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Class A Certificateholder, each Class B Certificateholder and the Collateral Interest Holder a statement substantially in the form of EXHIBIT C prepared by the Servicer.

         (c) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent and each Rating Agency (i) statements substantially in the form of

EXHIBIT C prepared by the Servicer and (ii) a certificate of a Servicing Officer substantially in the form of EXHIBIT D.

         (d) On or before January 31 of each calendar year, beginning with calendar year 2002, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2002-1 Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2002-1 Certificateholders and the Collateral Interest Holder, as set forth in paragraph (a) or (b) above, as applicable, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2002-1 Certificateholder or the Collateral Interest Holder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                   ARTICLE VI

                                 PAY OUT EVENTS

         Section 6.01. ADDITIONAL PAY OUT EVENTS. If any one of the following events shall occur with respect to the Series 2002-1 Certificates:

         (a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of the Agreement or this Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Seller set forth in the Agreement or this Supplement, which failure has a material adverse effect on the Series 2002-1 Certificateholders and which continues unremedied for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by any Holder of the Series 2002-1 Certificates;

         (b) any representation or warranty made by the Seller in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to SECTION 2.01 or 2.08(f) of the Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by any Holder of a Series 2002-1 Certificate and as a result of which the interests of the Series 2002-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this SECTION 6.01(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

         (c) a failure by the Seller to convey Receivables in Additional Accounts or Participation Interests to the Trust within five Business Days after the day on which they are required to convey such Receivables or Participation Interests pursuant to SECTION 2.08(a) of the Agreement;

         (d) any Servicer Default shall occur;

         (e) the average Portfolio Yield for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rate for such periods; or

         (f) the Invested Amount shall not be paid in full on the Scheduled Payment Date;

then, in the case of any event described in subparagraph (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 2002-1 Certificates and the Collateral Interest Holder (so long as the Collateral Interest is no longer held by National City Bank, as Collateral Interest Holder) evidencing more than 50% of the aggregate unpaid principal amount of Series 2002-1 Certificates and the Collateral Invested Amount by notice then given in writing to the Seller and the Servicer (and to the Trustee, if given by the Series 2002-1 Certificateholders and the Collateral Interest Holder (so long as the Collateral Interest is no longer held by National City Bank, as Collateral Interest Holder)) may declare that a Pay Out Event has occurred with respect to Series 2002-1 as of the date of such notice, and, in the case of any event described in subparagraph (c), (e) or (f), a Pay Out Event shall occur with respect to Series 2002-1 without any notice or other action on the part of the Trustee or the Series 2002-1 Certificateholders immediately upon the occurrence of such event.

                                  ARTICLE VII

                     OPTIONAL REPURCHASE; SERIES TERMINATION

         Section 7.01. OPTIONAL REPURCHASE.

         (a) On any day occurring on or after the date on which the Invested Amount is reduced to 5.0% or less of the Initial Invested Amount, the Seller shall have the option to purchase the Certificateholders' Interest represented by Series 2002-1, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

         (b) The Seller shall give the Servicer and the Trustee at least thirty days prior written notice of the date on which the Seller intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such day the Seller shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Amount in accordance with the foregoing, the Invested Amount shall be reduced to zero and the Series 2002-1 Certificateholders and the Collateral Interest Holder shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in SECTION 8.01(b).

         Section 7.02. SERIES TERMINATION.

         (a) If, on the November 2008 Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the forty-day period that begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Invested Amount at the close of business on the last day of the Monthly Period preceding the Series Termination Date (after giving effect to all distributions required to be made on the Series Termination Date, except pursuant to this SECTION 7.02). Such bids shall require that such sale shall (subject to SECTION 7.02(b)) occur on the Series Termination Date. The Seller shall not be entitled to participate in such bidding process.

         (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to Series 2002-1 pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the January 2007 Distribution Date to the Series Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such Collections in accordance with the provisions of the Agreement and the Supplements.

                                  ARTICLE VIII

                               FINAL DISTRIBUTIONS

         Section 8.01. SALE OF RECEIVABLES OR CERTIFICATEHOLDERS' INTEREST PURSUANT TO SECTION 2.06 OR 10.01 OF THE AGREEMENT AND SECTION 7.01 OR 7.02 OF THIS SUPPLEMENT.

                  (a) (i) The amount to be paid by the Seller with respect to Series 2002-1 in connection with a reassignment of Receivables to the Seller pursuant to SECTION 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

                  (ii) The amount to be paid by the Seller with respect to Series 2002-1 in connection with a repurchase of the Certificateholders' Interest pursuant to SECTION 10.01 of the Agreement shall equal the sum of (x) the Reassignment Amount for the Distribution Date of such repurchase and (y) the sum of (A) the excess, if any, of
         (I) a price equivalent to the average of bids quoted on the Record Date preceding the date of repurchase (or, if such Record Date is not a Business Day, on the next succeeding Business Day) by at least two recognized dealers selected by the Trustee, at the written direction of the Servicer, for the purchase by such dealers of a security which is similar to the Class A Certificates with a remaining maturity approximately equal to the remaining maturity of the Class A Certificates and rated by each Rating Agency in the rating category originally assigned to the Class A Certificates over (II) the portion of the

         Reassignment Amount attributable to the Class A Certificates, (B) the excess, if any, of (I) a price equivalent to the average of bids quoted on such Record Date (or, if such Record Date is not a Business Day), on the next succeeding Business Day by at least two recognized dealers selected by the Trustee at the written direction of the Servicer, for the purchase by such dealers of a security which is similar to the Class B Certificates with a remaining maturity approximately equal to the remaining maturity of the Class B Certificates and rated by each Rating Agency in the rating category originally assigned to the Class B Certificates over (II) the portion of the Reassignment Amount attributable to the Class B Certificates and (C) the excess, if any, of
         (I) a price equivalent to the average of bids quoted on such Record Date (or, if such Record Date is not a Business Day, on the next succeeding Business Day) by at least two recognized dealers selected by the Trustee at the written direction of the Servicer, for the purchase by such dealers of a security which is similar to the Collateral Interest (or any security for which the Collateral Interest serves as collateral) with a remaining maturity approximately equal to the remaining maturity of the Collateral Interest (or any security for which the Collateral Interest serves as collateral) and, if applicable, rated by each rating agency selected to rate such security in the rating category originally assigned to such security over (II) the portion of the Reassignment Amount attributable to the Collateral Interest.

         (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to SECTION 7.01 or 8.01 or any amounts allocable to the Series 2002-1 Certificateholders' Interest deposited into the Collection Account pursuant to SECTION 7.02, the Trustee shall to the extent funds are available, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (A) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (B) an amount equal to the sum of (1) Class A Monthly Interest for such Distribution Date, (2) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (3) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (A) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (B) an amount equal to the sum of (1) Class B Monthly Interest for such Distribution Date, (2) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (3) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) the balance, if any, will be distributed to the Collateral Interest Holder.

         (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to SECTION 8.01(b) for payment to the Series 2002-1 Certificateholders and the Collateral Interest Holder shall be deemed distributed in full to the Series 2002-1 Certificateholders and the Collateral Interest Holder on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to SECTION 12.02 of the Agreement.

         Section 8.02. DISTRIBUTION OF PROCEEDS OF SALE, DISPOSITION OR LIQUIDATION OF THE RECEIVABLES PURSUANT TO SECTION 9.02 OF THE AGREEMENT.

         (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to SECTION 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period and (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (I) the product of (1) the portion of such Insolvency Proceeds allocated to Collections of Principal Receivables and (2) the Principal Allocation Percentage with respect to the related Monthly Period minus (B) the amount distributed to the Paying Agent pursuant to clause (i) of this sentence. To the extent that the product of (I) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (II) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be released to the Collateral Interest Holder.

         (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (D) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (E) the Floating Allocation Percentage with respect to the related Monthly Period and (F) the Class A Floating Percentage with respect to such Monthly Period, (ii) deduct an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) Class B Monthly Interest previously due but not distributed to the Class B Certificateholders and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed the product of (1) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (2) the Floating Allocation Percentage with respect to the related Monthly Period and (3) the Class B Floating Percentage with respect to such Monthly Period. To the extent that the product of (I) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and
(II) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be released to the Collateral Interest Holder.

         (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to this Section for payment to the Series 2002-1 Certificateholders and the Collateral Interest Holder shall be distributed in full to the Series 2002-1 Certificateholders on the date on which funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to SECTION 12.02 of the Agreement.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         Section 9.01. RATIFICATION OF AGREEMENT. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

         Section 9.02. COUNTERPARTS. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 9.03. GOVERNING LAW. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.04. CERTAIN TAX RELATED AMENDMENTS. In addition to being subject to amendment pursuant to any other provisions relating to amendments in either the Agreement or this Supplement, this Supplement may be amended by the Seller without the consent of the Servicer, Trustee or any Investor Certificateholder if the Seller provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor Certificateholder; provided, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified. Promptly after the effectiveness of any amendment pursuant to this SECTION 9.04, the Seller shall deliver a copy of such amendment to each of the Servicer, the Trustee and each Rating Agency.

         Section 9.05. TRANSFERS OF THE COLLATERAL INTEREST.

         (a) Unless otherwise consented to by the Seller, no portion of the Collateral Interest or any interest therein may be directly or indirectly sold, conveyed, assigned, hypothecated, pledged, participated, exchanged or otherwise transferred (each, a "TRANSFER") except in accordance with this SECTION 9.05 and only to a Permitted Assignee. Any attempted or purported transfer, assignment, exchange, conveyance, pledge, hypothecation or grant other than to a Permitted Assignee shall be void. Unless otherwise consented to by the Seller, no portion of the Collateral Interest or any interest therein may be Transferred to any Person (each such Person acquiring the Collateral Interest or any interest therein, an "ASSIGNEE") unless such Assignee shall have executed and delivered to the Seller on or before the effective date of any Transfer a letter substantially in the form attached hereto as EXHIBIT E (an "INVESTMENT LETTER"), executed by such Assignee, with respect to the related Transfer to such Assignee of all or a portion of the Collateral Interest.

         (b) Each Assignee will certify that the Collateral Interest or the interest therein purchased by such Assignee will be acquired for investment only and not with a view to any public distribution thereof, and that such Assignee will not offer to sell or otherwise dispose of the Collateral Interest or any interest therein so acquired by it in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each Assignee will acknowledge and agree that (i) it has no right to require the Seller to register under the Securities Act or any other securities law the Collateral Interest or the interest therein to be acquired by the Assignee and (ii) the sale of the Collateral Interest is not being made by means of the Prospectus. Each Assignee will agree with the Seller that: (a) such Assignee will deliver to the Seller on or before the effective date of any Transfer an Investment Letter executed by such Assignee with respect to the purchase by such Assignee of all or a portion of the Collateral Interest and (b) all of the statements made by such Assignee in its Investment Letter shall be true and correct as of the date made.

         (c) No portion of the Collateral Interest or any interest therein may be Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. section 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

         (d) Notwithstanding anything to the contrary herein, no Transfer of an interest in the Collateral Interest may be made except to a Person who is a "United States person" for United States federal income tax purposes and only upon the prior delivery of a Tax Opinion to the Trustee, and any such transfer in violation of these requirements shall be null and void ab initio.

         Section 9.06. UNCERTIFICATED SECURITIES. The Collateral Interest shall be delivered in uncertificated form.

         Section 9.07. LEGENDS; TRANSFER AND EXCHANGE; RESTRICTIONS ON TRANSFER OF CLASS B CERTIFICATES. Each Class B Certificate shall bear the following legend, substantially in the following form:

                  THE HOLDER OF A BENEFICIAL INTEREST IN THIS CLASS B CERTIFICATE BY ITS ACCEPTANCE THEREOF REPRESENTS AND WARRANTS, FOR THE BENEFIT OF NATIONAL CITY BANK, THAT SUCH HOLDER IS NOT AND WILL NOT BE (1) AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, (2) A PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" UNDER THE PLAN ASSET REGULATION BY REASON OF ANY SUCH PLAN'S INVESTMENT IN THE ENTITY.

         Section 9.08. CERTAIN ACCOUNTING RELATED AMENDMENTS. Notwithstanding any other provision of this Agreement to the contrary, the consent of the Servicer, the Trustee and any Investor Certificateholder is hereby deemed to be given in connection with the amendment of the Agreement or this Supplement to account for the transfer of assets as sales in accordance with FASB Statement No. 140 (or any successor pronouncement), including providing for the transfer of Receivables from the Seller to a bankruptcy-remote special purpose entity and from that entity to the Trust. Promptly after the effectiveness of any amendment pursuant to this Section 9.08, the Seller shall deliver a copy of such amendment to each of the Servicer, the Trustee and each Rating Agency.

         Section 9.09. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of this Supplement. Such representations and warranties speak as of the date that the Collateral (as defined below) are transferred to the Trustee, on behalf of the Trust, but shall not be waived by any of the parties to this Supplement unless the Rating Agency Condition shall have been satisfied with respect to such waiver.

         (a) The Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Trustee, on behalf of the Trust, in the Receivables described in Section 2.01 of the Agreement (the "COLLATERAL"), which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Seller.

         (b) The Collateral constitute "accounts" within the meaning of the applicable UCC.

         (c) At the time of its transfer of any Collateral to the Trustee, on behalf of the Trust, pursuant to the Agreement, the Seller owned and had good and marketable title to such Collateral free and clear of any Lien, claim or encumbrance of any Person.

         (d) The Seller has caused or will have caused, within ten (10) days of the initial execution of this Supplement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee, on behalf of the Trust, pursuant to the Agreement.

         (e) Other than the security interest granted to the Trustee, on behalf of the Trust, pursuant to the Agreement or an Assignment, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral. The Seller has not authorized the filing of and is not aware of any effective financing statements against the Seller that cover such Collateral other than any financing statement relating to the transfer and security interest granted to the Trustee, on behalf of the Trust, pursuant to the Agreement or an Assignment or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

         Section 9.10. DETERMINATION OF MATERIAL ADVERSE EFFECT. Prior to any transfer of the Collateral Invested Amount by the Collateral Interest Holder, any determination of material adverse effect on the Series 2002-1 Certificateholders under the Agreement or this Supplement shall be made assuming the Collateral Invested Amount is zero (including, without limitation, any determination of whether a representation or warranty made therein is correct or whether the Seller or the Servicer has duly performed a covenant contained therein or herein).

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                   NATIONAL CITY BANK,
                                      as Seller and Servicer


                                      By:    /s/Robert B. Crowl
                                             ----------------------------------
                                             Name:    Robert B. Crowl
                                             Title:   Senior Vice President


                                   THE BANK OF NEW YORK,
                                      as Trustee


                                   By:       /s/Cassandra Shedd
                                             ----------------------------------
                                             Name:  Cassandra Shedd
                                             Title:    Assistant Vice President

                                                                     EXHIBIT A-1
                                                                     -----------

                           FORM OF CLASS A CERTIFICATE

REGISTERED                                                          $371,875,000

No. R-1                                                      CUSIP No. 635411AF8

         Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to National City Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE

                      Class A Expected Final Payment Date:
                       The January 2007 Distribution Date

                  Each $1,000 minimum denomination represents a
                         1/371,875th undivided interest
     in Class A of the National City Credit Card Master Trust, Series 2002-1

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts owned by

                               NATIONAL CITY BANK

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

   (Not an interest in or obligation of National City Bank or any Affiliate of either thereof)

This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, as amended and restated as of July 1, 2000, and as further amended by the First Amendment to the Pooling and Servicing Agreement dated as of May 24, 2001 (the "Agreement"), as supplemented by the Series 2002-1 Supplement dated as of January 31, 2002 (the "Series 2002-1 Supplement"), among National City Bank, as Seller and Servicer and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all monies, securities, investments and other property which are from time to time on deposit in the Collection Account and the Special Funding Account, (v) the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement) and (vi) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Series 2002-1 Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series 2002-1 Supplement and reference is made to the Agreement and the Series 2002-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 2002-1 Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 2002-1 Supplement, as applicable.

         This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 2002-1 Supplement, to which Agreement and Series 2002-1 Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

         It is the intent of the Sellers and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes, (i) the Investor Certificates will qualify as debt secured by the Receivables and (ii) the Trust shall not be treated as an association or publicly traded partnership taxable as a corporation. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as debt.

         Interest will accrue on the Class A Certificates for the period from the Closing Date to but excluding February 15, 2002, from and including February 15, 2002 to but excluding March 15, 2002 and for each Interest Period thereafter at a per annum rate of 0.14% above LIBOR as determined on the related LIBOR Determination Date and calculated on the basis of actual days elapsed and a 360 day year.

         In general, payments of principal with respect to the Class A Certificates are limited to the Class A Invested Amount, which may be less than the unpaid principal balance of


                                     A-1-2
the Class A Certificates. The Class A Expected Final Payment Date is the January 2007 Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series 2002-1 Supplement.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series 2002-1 Supplement or be valid for any purpose.

         IN WITNESS WHEREOF, the Seller has caused this Class A Certificate to be duly executed.

                              NATIONAL CITY BANK,
                                 as Seller and Servicer



                                   By:
                                      -----------------------------------
                                        Name:
                                        Title:







Dated: January 31, 2002



                                     A-1-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Class A Certificates referred to in the Agreement and Series 2002-1 Supplement.

                                 THE BANK OF NEW YORK,
                                      as Trustee




                                 By:
                                    -------------------------------------------
                                      Authorized Signatory

Dated: January 31, 2002

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE


                         Summary of Terms and Conditions

         The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled National City Credit Card Master Trust, Series 2002-1 (the "Series 2002-1 Certificates"), and one of a class thereof entitled Class A Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holder of the Seller Certificate. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Invested Amount will be $371,875,000 on the Closing Date (the "Class A Initial Invested Amount"). The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to Section 4.06(a) of the Series 2002-1 Supplement prior to such date.

         Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent additional fractional undivided interests in certain of the Trust Assets.

         On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each, a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series 2002-1 Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 2002-1 Certificateholders in accordance with the Agreement and the Series 2002-1 Supplement.

         On any day occurring on or after the day on which the Invested Amount is reduced to 5.0% or less of the Initial Invested Amount, the Seller has the option to repurchase the Certificateholders' Interest in the Trust represented by the Series 2002-1 Certificates. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class A Certificateholders will not have any interest in the Receivables and the Class A Certificates will represent only the right to receive such Reassignment Amount.

         THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SERIES 2002-1 SUPPLEMENT.

         The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Seller, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

         THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     A-1-6

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto____________________________________________________________________________
                        (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

                                           ______________________ *

                                           Signature Guaranteed:

                                           ______________________



--------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT A-2
                                                                     -----------

                           FORM OF CLASS B CERTIFICATE

         THE HOLDER OF A BENEFICIAL INTEREST IN THIS CLASS B CERTIFICATE BY ITS ACCEPTANCE THEREOF REPRESENTS AND WARRANTS, FOR THE BENEFIT OF NATIONAL CITY BANK, THAT SUCH HOLDER IS NOT AND WILL NOT BE (1) AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, (2) A PLAN OR OTHER ARRANGEMENT (INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN) THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (3) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" UNDER THE PLAN ASSET REGULATION BY REASON OF ANY SUCH PLAN'S INVESTMENT IN THE ENTITY.

REGISTERED                                                          $25,500,000

No. R-1                                                     CUSIP No. 635411AG6

         Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to National City Bank or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                      Class B Expected Final Payment Date:
                       The January 2007 Distribution Date

                  Each $1,000 minimum denomination represents a
                          1/25,500th undivided interest
     in Class B of the National City Credit Card Master Trust, Series 2002-1

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts by

                               NATIONAL CITY BANK
and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

   (Not an interest in or obligation of National City Bank or any Affiliate of either thereof)

This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1995, as amended and restated as of July 1, 2000, and as further amended by the First Amendment to the Pooling and Servicing Agreement dated as of May 24, 2001 (the "Agreement"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002 (the "Series 2002-1 Supplement"), among National City Bank, as Seller and Servicer and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all monies, securities, investments and other property which are from time to time on deposit in the Collection Account and in the Special Funding Account, (v) the benefits of any type of enhancement ("Series Enhancement") issued with respect to any Series (the drawing on or payment of such Series Enhancement being available only to Certificateholders of a specified Series or Class unless otherwise indicated in the related Supplement) and (vi) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement and the Series 2002-1 Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series 2002-1 Supplement and reference is made to the Agreement and the Series 2002-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Series 2002-1 Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series 2002-1 Supplement, as applicable.

         This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series 2002-1 Supplement, to which Agreement and Series 2002-1 Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

         THIS CLASS B CERTIFICATE IS SUBORDINATED, TO THE EXTENT NECESSARY, TO FUND PAYMENTS ON THE CLASS A CERTIFICATES TO THE EXTENT SPECIFIED IN THE SERIES 2002-1 SUPPLEMENT.

         It is the intent of the Seller and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes, the (i) Investor Certificates will qualify as debt of the Holder of the Seller Certificate secured by the Receivables and (ii) the Trust shall not be treated as an association or publicly traded partnership taxable as a corporation. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as debt.



                                     A-2-2

         Interest will accrue on the Class B Certificates for the period from the Closing Date to but excluding February 15, 2002, from and including February 15, 2002 to but excluding March 15, 2002 and for each Interest Period thereafter at a per annum rate of 0.50% above LIBOR as determined on the related LIBOR Determination Date and calculated on the basis of actual days elapsed and a 360 day year.

         In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less then the unpaid principal balance of the Class B Certificates. The Class B Expected Final Payment Date is the January 2007 Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Series 2002-1 Supplement.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series 2002-1 Supplement or be valid for any purpose.

         IN WITNESS WHEREOF, the Seller has caused this Class B Certificate to be duly executed.

                               NATIONAL CITY BANK
                                  as Seller and Servicer



                                    By:
                                       ----------------------------------------
                                         Name:
                                         Title:





Dated:  January 31, 2002


                                     A-2-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is the Class B Certificate referred to in the Agreement and Series 2002-1 Supplement.

                                    THE BANK OF NEW YORK,
                                         as Trustee




                                    By:
                                       ----------------------------------------
                                         Authorized Signatory



Dated:  January 31, 2002

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE

                         Summary of Terms and Conditions

         The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled National City Card Master Trust, Series 2002-1 (the "Series 2002-1 Certificates"), and one of a class thereof entitled Class B Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder allocated to the Holder of the Seller Certificate. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Invested Amount will be $25,500,000 on the Closing Date (the "Class B Initial Invested Amount"). The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class B Certificateholders on or prior to the such date, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates, minus (e) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.07(f) of the Series 2002-1 Supplement, and plus (f) the amount of Excess Spread and Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.07(f) of the Series 2002-1 Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e).

         Subject to the terms and conditions of the Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent additional fractional undivided interests in certain of the Trust Assets.

         On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each, a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Collection Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series 2002-1 Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the

Series 2002-1 Certificateholders in accordance with the Agreement and the Series 2002-1 Supplement.

         On any day occurring on or after the day on which the Invested Amount is reduced to 5.0% or less of the Initial Invested Amount, the Seller has the option to repurchase the Certificateholders' Interest in the Trust represented by the Series 2002-1 Certificates. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Class B Certificateholders will not have any interest in the Receivables and the Class B Certificates will represent only the right to receive such Reassignment Amount.

         THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SERIES 2002-1 SUPPLEMENT.

         The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

         As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Seller, the Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

         THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.



                                     A-2-6

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
                          (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

                                                ______________________ *

                                                  Signature Guaranteed:

                                                ______________________ *


------------------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B
                                                                       ---------

                    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                           NOTIFICATION TO THE TRUSTEE

                        ---------------------------------

                               NATIONAL CITY BANK
                                   as Servicer

                        ---------------------------------

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

                        ---------------------------------

         The undersigned, a duly authorized representative of National City Bank, as Seller and Servicer (in such capacity, "National City") pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (as thereafter amended and supplemented, the "Pooling and Servicing Agreement"), between National City and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 2002-1 Supplement thereto dated as of January 31, 2002, among National City and the Trustee (the "Series 2002-1 Supplement"), as applicable. This Certificate is delivered pursuant to Section 5.02(a) of the Series 2002-1 Supplement.

         2. National City is the Servicer.

         3. The undersigned is a Servicing Officer.

I.        INSTRUCTION TO MAKE A WITHDRAWAL
          --------------------------------

         Pursuant to Section 4.05, the Servicer does hereby instruct the Trustee
(i) to make withdrawals from the Collection Account on __________ __, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, in the aggregate amounts (equal to the Class A Available Funds and Class B Available Funds, respectively) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with
Section 4.05:


                    With respect to the Class A Certificates,

                    (A)      Pursuant to Section 4.05(a)(i):

                           (1)      Class A Monthly Interest for the related Monthly Period     $____________

                           (2)      Class A Monthly Interest previously due but
                                    not paid.............................................       $____________

                           (3)      Class A Additional Interest for the related Monthly
                                    Period and any Class A Additional Interest previously due
                                    but not paid.........................................       $____________

                    (B)      Pursuant to Section 4.05(a)(iii):
                             --------------------------------

                           (1)      Class A Investor Default Amount for the related Monthly
                                    Period...............................................       $____________


                    With respect to the Class B Certificates,

                    (A)      Pursuant to Section 4.05(b)(i):

                           (1)      Class B Monthly Interest for the related Monthly Period     $____________

                           (2)      Class B Monthly Interest previously due but not paid.       $____________

                           (3)      Class B Additional Interest for the related Monthly
                                    Period and any Class B Additional Interest previously due
                                    but not paid.........................................       $____________

         Pursuant to Section 4.07(a), the Servicer does hereby instruct the Trustee to apply on __________ __, ____, which date is a Distribution Date under the Pooling and Servicing Agreement, the following amounts:




                    (A)      Excess Spread to pay any deficiency in the Class A Required
                             Amount.....................................................        $____________

                    (B)      Excess Finance Charge Collections allocated to Series 2002-1 to
                             pay any remaining deficiencies in the Class A Required Amount      $____________

         Pursuant to Section 4.07, the Servicer does hereby instruct the Trustee to apply on __________ __, ____, which is a Distribution Date under the Pooling and Servicing Agreement, any Excess Spread and Excess Finance Charge Collections allocated to Series 2002-1 remaining after payments of any deficiency in the Class A Required Amount pursuant to subsection 4.07(a) as follows:

                    (A)      Pursuant to Section 4.07(b):
                             ---------------------------

                           Aggregate amount of Class A Investor Charge-Offs not previously reimbursed (to be treated as a portion of Available Principal
                           Collections for the related Monthly Period)...................       $____________

                    (B)      Pursuant to Section 4.07(c):
                             ---------------------------

                           Class B Required Amount to pay any deficiency in the Class B
                           Required Amount and any Class B Investor Default Amount.......       $____________

                    (C)      Pursuant to Section 4.07(d):
                             ---------------------------

                           The amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition thereof
                           (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed), to be treated as a portion of Available Principal Collections for the related Monthly
                           Period........................................................       $____________

                    (D)      Pursuant to Section 4.07(e):
                             ---------------------------

                           (1)      Collateral Minimum Monthly Interest..................       $____________

                           (2)      Collateral Minimum Monthly Interest previously due but
                                    not paid.............................................       $____________

                    (E)      Pursuant to Section 4.07(i):
                             ---------------------------




                           Excess, if any, of the Required Reserve Account Amount over the
                           Available Reserve Account Amount to be deposited into the Reserve
                           Account.......................................................       $____________

         Pursuant to Section 4.08, the Servicer does hereby instruct the Trustee to apply on __________ __, ____, which is a Distribution Date under the Pooling and Servicing Agreement, Reallocated Principal Collections with respect to the related Monthly Period in the following amounts and the following priority:

                    (A)    Excess, if any, of the Class A Required Amount, if any, over the
                    Excess Spread and Excess Finance Charge Collections allocated to Series
                    2002-1 for the related Monthly Period to be distributed by the Trustee to fund any deficiency first, in the Class A Monthly Interest and Class A
                    Additional Interest, second, in the Class A Servicing Fee, and third, in
                    the Class A Investor Default Amount for the related Monthly Period...       $____________

                    (B)    Excess, if any, of the Class B Required Amount, if any, over the
                    Excess Spread and Excess Finance Charge Collections, to be distributed by the Trustee to fund any deficiency first, in the Class B Monthly Interest and Class B Additional Interest, second, in the Class B Servicing Fee, and third, in the Class B Investor Default Amount for the related Monthly
                    Period...............................................................       $____________

         Pursuant to Sections 4.03, 4.05(e) and 5.01(b), the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Collection Account on _________ __, ____, which is a Distribution Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Sections 4.11, 4.12 and 5.01:

                    (A)    Class A Monthly Principal.....................................       $____________

                    (B)    Class B Monthly Principal.....................................       $____________

                    (C)    Collateral Monthly Principal..................................       $____________


II.       ACCRUED AND UNPAID AMOUNTS
          --------------------------

         After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.



                    (A) PURSUANT TO SECTION 4.06(a):

                        The aggregate amount of all unreimbursed Class A Investor
                        Charge-Offs............................................................ $____________

                    (B) Pursuant to Section 4.06(b):

                        The aggregate amount of all unreimbursed Class B Investor
                        Charge-Offs............................................................ $____________


         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of --------, ----.

                             NATIONAL CITY BANK,
                                as Seller and Servicer



                                  By:
                                     ------------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT C
                                                                       ---------


                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (as amended thereafter, the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of ________ __, ____, and with respect to the performance of the Trust during the month of __________ is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 Supplement.

A.           Information Regarding the Current Monthly Distribution (Stated On
             -----------------------------------------------------------------
             the Basis of $1,000 Original Certificate Principal Amount)
             ----------------------------------------------------------

             1.    The amount of the current monthly distribution in respect of Class A
                   Monthly Principal..........................................................  $__________

             2.    The amount of the current monthly distribution in respect of Class B
                   Monthly Principal..........................................................  $__________

             3.    The amount of the current monthly distribution in respect of Collateral
                   Monthly Principal..........................................................  $__________

             4.    The amount of the current monthly distribution in respect of Class A
                   Monthly Interest...........................................................  $__________

             5.    The amount of the current monthly distribution in respect of Class A
                   Additional Interest........................................................  $__________

             6     The amount of the current monthly distribution in respect of Class B
                   Monthly Interest...........................................................  $__________

             7.    The amount of the current monthly distribution in respect of Class B
                   Additional Interest........................................................  $__________


             8.    The amount of the current monthly distribution in respect of Collateral
                   Minimum Monthly Interest...................................................  $__________

             9.    The amount of the current monthly distribution in respect of any accrued and unpaid Collateral Minimum Monthly Interest.............................  $__________

B.           Information Regarding the Performance of the Trust
             --------------------------------------------------

             1.    Collection of Principal Receivables
                   -----------------------------------

                   (a)     Available Principal Collections....................................  $__________

                   (b)     Class A Investor Default Amount treated as Available Principal
                           Collection.........................................................  $__________

                   (c)     Class B Investor Default Amount treated as Available Principal
                           Collection.........................................................  $__________

                   (d)     Excess Spread treated as Available Principal Collection............  $__________

             2.    Principal Receivables in the Trust
                   ----------------------------------

                   (a)     The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly Period...  $__________

                   (b)     The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2002-1 as of the end of the day on
                           the last day of the related Monthly Period.........................  $__________

                   (c)     The amount of Principal Receivables in the Trust represented by the Series 2002-1 Adjusted Invested Amount as of the end of the
                           day on the last day of the related Monthly Period..................  $__________

                   (d)     The amount of Principal Receivables in the Trust represented by the Class A Invested Amount as of the end of the day on the last day of the related Monthly Period..................................  $__________

                   (e)     The amount of Principal Receivables in the Trust represented by the Class A Adjusted Invested Amount as of the end of the day on
                           the last day of the related Monthly Period.........................  $__________


                   (f)     The amount of Principal Receivables in the Trust represented by the Class B Invested Amount as of the end of the day on the last day of the related Monthly Period..................................  $__________

                   (g)     The amount of Principal Receivables in the Trust represented by the Class B Adjusted Invested Amount as of the end of the day on
                           the last day of the related Monthly Period.........................  $__________

                   (h)     The amount of the Principal Receivables in the Trust represented by the Collateral Invested Amount as of the end of the day on the
                           last day of the related Monthly Period.............................  $__________

                   (i)     The amount of Principal Receivables in the Trust represented by the Collateral Adjusted Invested Amount as of the end of the day
                           on the last day of the related Monthly Period......................  $__________

                   (j)     The Floating Allocation Percentage with respect to the related
                           Monthly Period.....................................................  $__________

                   (k)     The Class A Floating Percentage with respect to the related
                           Monthly Period ....................................................  $__________

                   (l)     The Class B Floating Percentage with respect to the related
                           Monthly Period.....................................................  $__________

                   (m)     The Collateral Floating Percentage with respect to the related
                           Monthly Period ....................................................  $__________

                   (n)     The Principal Allocation Percentage with respect to the related
                           Monthly Period.....................................................  $__________

                   (o)     The Class A Principal Percentage with respect to the related
                           Monthly Period.....................................................  $__________

                   (p)     The Class B Principal Percentage with respect to the related
                           Monthly Period.....................................................  $__________

                   (q)     The Collateral Principal Percentage with respect to the related
                           Monthly Period.....................................................  $__________

             3.    Delinquent Balances
                   -------------------

                   The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:


                                                                                 Aggregate           Percentage
                                                                                  Account             of Total
                                                                                  Balance            Receivables
                                                                                ----------           -----------

                   (a)       30--  59 days:..............................    $                              %
                                                                              ----------------         -----
                   (b)       60--  89 days:..............................    $                              %
                                                                              ----------------         -----
                   (c)       90+ days:...................................    $                              %
                                                                              ----------------         -----
                                                                  Total:     $                              %
                                                                              ----------------         -----

             4.    Investor Default Amount
                   -----------------------

                   (a)     The Investor Default Amount for the related Monthly Period.........  $__________

                   (b)     The Class A Investor Default Amount for the related Monthly Period.  $__________

                   (c)     The Class B Investor Default Amount for the related Monthly Period.  $__________

                   (d)     The Collateral Default Amount for the related Monthly Period.......  $__________

             5.    Investor Charge-offs
                   --------------------

                   (a)     The aggregate amount of Class A Investor Charge-Offs for the related Monthly Period.............................................  $__________

                   (b)     The aggregate amount of Class A Investor Charge-Offs set forth in
                           5(a) above per $1,000 of original certificate principal amount ....  $__________

                   (c)     The aggregate amount of Class B Investor Charge-Offs for the related Monthly Period.............................................  $__________

                   (d)     The aggregate amount of Class B Investor Charge-Offs set forth in
                           5(c) above per $1,000 or original certificate principal amount ....  $__________

                   (e)     The aggregate amount of Collateral Charge-Offs for the related
                           Monthly Period.....................................................  $__________

                   (f)     The aggregate amount of Collateral Charge-Offs set forth in 5(e)
                           above per $1,000 of original certificate principal amount..........
                                                                                                $__________

                   (g)     The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution Date.....  $__________


                   (h)     The aggregate amount of Class A Investor Charge-Offs set forth in
                           5(g) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
                           Distribution Date..................................................  $__________

                   (i)     The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding this Distribution Date.....  $__________

                   (j)     The aggregate amount of Class B Investor Charge-Offs set forth in
                           5(i) above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding this
                           Distribution Date..................................................  $__________

                   (k)     The aggregate amount of Collateral Charge-Offs reimbursed on the
                           Transfer Date immediately preceding this Distribution Date.........  $__________

                   (l)     The aggregate amount of Collateral Charge-Offs set forth in 5(k)
                           above per $1,000 original certificate principal amount reimbursed on the Transfer Date immediately preceding Distribution Date.......  $__________

             6.    Investor Servicing Fee
                   ----------------------

                   (a)     The amount of the Class A Servicing Fee payable by the Trust to the Servicer for the related Monthly Period........................  $__________

                   (b)     The amount of the Class B Servicing Fee payable by the Trust to the Servicer for the related Monthly Period........................  $__________

                   (c)     The amount of the Collateral Servicing Fee payable by the Trust to the Servicer for the related Monthly Period........................  $__________

                   (d)     The amount of Servicer Interchange payable by the Trust to the
                           Servicer for the related Monthly Period............................  $__________

             7.    Reallocations
                   -------------

                   (a)     The amount of Reallocated Collateral Principal Collections with respect to this Distribution Date..................................  $__________

                   (b)     The amount of Reallocated Class B Principal Collections with respect to this Distribution Date..................................  $__________

                   (c)     The Collateral Invested Amount as of the close of business on this
                           Distribution Date..................................................  $__________


                   (d)     The Collateral Adjusted Invested Amount as of the close of business on this Distribution Date.................................  $__________

                   (e)     The Class B Invested Amount as of the close of business on this
                           Distribution Date..................................................  $__________

                   (f)     The Class B Adjusted Invested Amount as of the close of business on this Distribution Date..........................................  $__________

                   (g)     The Class A Invested Amount as of the close of business on this
                           Distribution Date..................................................  $__________

                   (h)     The Class A Adjusted Invested Amount as of the close of business on this Distribution Date..........................................  $__________

             8.    Collection of Finance Charge Receivables
                   ----------------------------------------

                   (a)     The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
                           Period which were allocated in respect of the Class A Certificates.  $__________

                   (b)     The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
                           Period which were allocated in respect of the Class B Certificates.  $__________

                   (c)     The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
                           Period which were allocated in respect of the Collateral Interest..  $__________

             9.    Principal Funding Account
                   -------------------------

                   (a)     The principal amount on deposit in the Principal Funding Account on the related Transfer Date.......................................  $__________

                   (b)     The Accumulation Shortfall with respect to the related Monthly
                           Period.............................................................  $__________

                   (c)     The Principal Funding Investment Proceeds deposited in the Finance
                           Charge Account on the related Transfer Date to be treated as Class
                           A Available Funds..................................................  $__________

                   (d)     The Principal Funding Investment Proceeds deposited in the Finance
                           Charge Account on the related Transfer date to be treated as Class
                           B Available Funds..................................................  $__________


             10.   Reserve Account
                   ---------------

                   (a)     The Reserve Draw Amount on the related Transfer
                           Date...............................................................  $__________

                   (b)     The amount of the Reserve Draw Amount deposited in the Collection
                           Account on the related Transfer Date to be treated as Class A
                           Available Funds....................................................  $__________

                   (c)     The amount of the Reserve Draw Account deposited in the Collection
                           Account on the related Transfer Date to be treated as Class B
                           Available Funds....................................................  $__________

                   (d)     The amount of any Reserve Account Surplus..........................  $__________

             11.   Available Funds
                   ---------------

                   (a)     The amount of Class A Available Funds on deposit in the Collection
                           Account on the related Transfer Date...............................  $__________

                   (b)     The amount of Class B Available Funds on deposit in the Collection
                           Account on the related Transfer Date...............................  $__________

                   (c)     The amount of Collateral Available Funds on deposit in the
                           Collection Account on the related Transfer Date....................  $__________

                   (d)     Available Principal Collections on deposit in the Collection
                           Account on the related Transfer Date...............................  $__________

             12.   Excess Spread and Excess Finance Charge Collections
                   ---------------------------------------------------

                   (a)     Excess Finance Charge Collection...................................  $__________

                   (b)     Class A Available Funds............................................  $__________
                              minus Class A Monthly Interest
                              minus Class A Servicing Fee
                              minus Class A Defaulted Amount
                           Class B Available Funds............................................  $__________
                              minus Class B Monthly Interest
                              minus Class B Servicing Fee
                              minus Class B Defaulted Amount
                           Collateral Available Funds.........................................  $__________

                   (c)     Excess Spread applied to the Class A Required Amount for the
                           Monthly Period.....................................................  $__________


                   (d)     Excess Spread applied to the Class A Investor Charge-Offs for the related Monthly Period.............................................  $__________

                   (e)     Excess Spread applied to the Class B Required Amount for the related Monthly Period.............................................  $__________

                   (f)     Excess Spread applied to the Class B Default Amount for the related Monthly Period.............................................  $__________

                   (g)     Excess Spread applied to the Class B Invested Amount for the related Monthly Period.............................................  $__________

                   (h)     Excess Spread applied to the Collateral Minimum Monthly Interest for the related Monthly Period and for any past due Collateral
                           Minimum Monthly Interest...........................................  $__________

                   (i)     Excess Spread applied to the Collateral Servicing Fee due to the
                           Servicer for the related Monthly Period or for any past due
                           Collateral Servicing Fees..........................................  $__________

                   (j)     Excess Spread applied to the Collateral Default Amount as
                           Available Principal Collections for the related Monthly Period.....  $__________

                   (k)     Excess Spread applied to the Collateral Invested Amount for the related Monthly Period.............................................  $__________

                   (l)     Excess Spread applied to the Reserve Amount for the related
                           Monthly Period.....................................................  $__________

             13.   Finance Charge Shortfall
                   ------------------------

                   (a)     Finance Charge Shortfall for Series 2002-1.........................  $__________

                   (b)     Total Finance Charge Shortfall for all series in Group One.........  $__________

             14.   Base Rate
                   ---------

                   (a)     The Base Rate for the related Monthly Period.......................  $__________

             15.   Portfolio Yield
                   ---------------

                   (a)     The Portfolio Yield for the related Monthly Period.................  $__________

                   (b)     The Portfolio Adjusted Yield for the related Monthly Period.......   $__________

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of __________, ____.


                                 NATIONAL CITY BANK,
                                    as Seller and Servicer



                                      By:
                                         --------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT D
                                                                       ---------

                     FORM OF MONTHLY SERVICER'S CERTIFICATE

                               NATIONAL CITY BANK

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

         The undersigned, a duly authorized representative of National City Bank, as Servicer (in such capacity, "National City"), pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (as amended thereafter, the "Agreement"), as supplemented by the Series 2002-1 Supplement (the "Series 2002-1 Supplement"), between National City, as Seller and Servicer and The Bank of New York, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series 2002-1 Supplement, as applicable.

         2. National City is, as of the date hereof, the Servicer under the Agreement.

         3. The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on __________ __, _______.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None"].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of _____________, ____.

                                 NATIONAL CITY BANK
                                    as Seller and Servicer



                                      By:
                                         ------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT E
                                                                       ---------

                            FORM OF INVESTMENT LETTER

                                     [DATE]


                  Re: National City Credit Card Master Trust; Purchases of Series 2002-1 Collateral Interest

Ladies and Gentlemen:

         This letter (the "Investment Letter") is delivered by the undersigned (the "PURCHASER") pursuant to SECTION 9.05 of the Series 2002-1 Supplement dated as of January 31, 2002 (the "SERIES SUPPLEMENT") to the Pooling and Servicing Agreement dated as of June 1, 1995, as amended and restated as of July 1, 2000 (as amended and supplemented thereafter, the "AGREEMENT"), each among The Bank of New York, as Trustee, and National City Bank, as Seller and Servicer. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement. The Purchaser represents to and agrees with the Seller as follows:

         (a) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Collateral Interest and is able to bear the economic risk of such investment.

         (b) The Purchaser is an "accredited investor", as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Collateral Interest has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Collateral Interest has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

         (c) The Purchaser is acquiring an interest in the Collateral Interest without a view to any distribution, resale or other transfer thereof except, with respect to any Collateral Interest or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Collateral Interest, except in accordance with SECTION 9.05 of the Series Supplement and
(i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws;
(ii) to the Seller or any affiliate of the Seller; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Collateral Interest or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

         (d) No portion of the Collateral Interest or any interest therein may be Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. section 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

         (e) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.


                                          Very truly yours,

                                          [NAME OF PURCHASER]


                                          By:___________________________
                                          Name:
                                          Title:


AGREED TO AS OF THE
DATE FIRST ABOVE WRITTEN:

NATIONAL CITY BANK,


By:_______________________
Name:
Title:


                                      E-2